Summary prospectus supplement	February 18, 2011

Putnam Global Equity Fund Summary Prospectus dated February 28, 2010

The section Your fund’s management is deleted in its entirety and replaced with the following disclosure:

Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Darren Jaroch, Portfolio Manager, portfolio manager of the fund since 2011

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